T. Rowe Price Ultra Short-Term Bond Fund

Supplement to Prospectus and Summary Prospectus dated October 1, 2021, as supplemented

Effective immediately, the fee table and expense example on pages 1 and 2 of the summary prospectus and prospectus are revised as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses set forth below are annualized based on the fees and expenses for the six-month period ended November 30, 2021. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.16%[b]		0.16%[b]	0.16%[b]

Distribution and service (12b-1) fees	—		—	—

Other expenses	0.14		0.02	0.06

Total annual fund operating expenses	0.30	[b]	0.18 [b]	0.22 [b]

Fee waiver/expense reimbursement	—	[b]	—	(0.22)[b,c]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.30	[b]	0.18 [b]	0.00 [c]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

c T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$31	$97	$169	$381
I Class	18	58	101	230
Z Class	0	0	0	0

The disclosure under “The Management Fee” on page 8 of the prospectus is supplemented with the following:

With respect to the Investor Class, T. Rowe Price, has contractually agreed (through September 30, 2023) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.31%. The agreement may only be terminated at any time after September 30, 2023, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 0.35%) are subject to reimbursement to T. Rowe Price by the fund whenever the class’ expense ratio is below 0.31%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived or (2) the class’ current expense limitation.

The date of this supplement is January 28, 2022.

F188-041 1/28/22